UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2003

TICKETS.COM, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27893 (Commission File Number)	06-1424841 (IRS Employer Identification No.)

555 Anton Boulevard, 11th Floor, Costa Mesa, CA (Address of Principal Executive Offices)	92626 (Zip Code)

Registrant’s Telephone Number, including Area Code: (714) 327-5400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

99.1	Form 12b-25 Notification of Late Filing.

Item 9. REGULATION FD DISCLOSURE (This information is being provided under Item 12 of Form 8-K)

The Registrant filed a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission on May 16, 2003. A copy of the Form 12b-25 Notification of Late Filing is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2003	TICKETS.COM, INC.
	By:	/s/ Eric P. Bauer

Eric P. Bauer Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Form 12b-25 Notification of Late Filing

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